Exhibit 99.1

            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                 APRIL 28, 2003

                      RATED
                      WATER
  RIG NAME            DEPTH       DESIGN                  LOCATION           STATUS             OPERATOR
------------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted       Walter Oil & Gas
------------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted         ChevronTexaco
------------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM           Cold Stacked              -
------------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg Cantilever   GOM            Contracted         Noble Energy
------------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg Cantilever Indonesia          Shipyard                -
------------------------------------------------------------------------------------------------------------------
Ocean Heritage         300'      Independent Leg Cantilever Indonesia         Contracted             CNOOC
------------------------------------------------------------------------------------------------------------------
Ocean Spartan          300'      Independent Leg Cantilever   GOM            Contracted     ADTI/Energy Resources
------------------------------------------------------------------------------------------------------------------
Ocean Spur             300'      Independent Leg Cantilever   GOM            Contracted        Hunt Petroleum
------------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg Cantilever   GOM            Contracted          BP America
------------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg Cantilever   GOM            Contracted         Taylor Energy
------------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg Cantilever   GOM            Stacked                 -
------------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg Cantilever   GOM      Shipyard--Special Survey      -
------------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM            Contracted       Walter Oil & Gas
------------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Cantilever   GOM           Shipyard for              -
                                                                        cantilever upgrade
------------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                  S. Africa        Cold Stacked              -
------------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked              -
------------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM               Idle                  -
------------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                  North Sea         Contracted             Agip
------------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM           Cold Stacked              -
------------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class             Australia    Shipyard--Special survey      -
------------------------------------------------------------------------------------------------------------------

                                       1

Ocean Guardian         1,500'    Earl & Wright Sedco
                                 711 Series               North Sea         Contracted             Shell
------------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea         Contracted              EDC
------------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                    Ghana              Idle                  -
------------------------------------------------------------------------------------------------------------------
Ocean Vanguard         1,500'    Bingo 3000                North Sea         Contracted          Norsk Hydro
------------------------------------------------------------------------------------------------------------------
Ocean Patriot          1,500'    Bingo 3000               South Africa       Contracted            Pioneer
------------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                    Australia            Idle                  -
------------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                     Vietnam         Contracted         PetroVietnam
------------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked              -
------------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM           Cold Stacked              -
------------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM           Contracted      Energy Partners Ltd
------------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM           Contracted          Kerr McGee
------------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM           Contracted         Ocean Energy
------------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                  Brazil        Contracted             Shell
------------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM           Cold Stacked              -
------------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil         Contracted           Petrobras
------------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced           GOM            Contracted             LLOG
                                 Pacesetter
------------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class               GOM            Contracted            Murphy
------------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil         Contracted           Petrobras
------------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil         Contracted           Petrobras
------------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class               GOM            Contracted          Kerr McGee
------------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class               GOM            Contracted          Kerr McGee
------------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey               GOM            Contracted         Ocean Energy
------------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey               GOM            Contracted         Ocean Energy
------------------------------------------------------------------------------------------------------------------
Ocean Baroness         7,000'    Victory Class             Indonesia        Contracted            Unocal
------------------------------------------------------------------------------------------------------------------


                                       2

Ocean Rover            7,000'    Victory Class             Singapore      Shipyard Upgrade            -
------------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
------------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted           Petrobras
------------------------------------------------------------------------------------------------------------------

NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


                             ** TABLE CONTINUED **


  RIG NAME                  CURRENT TERM             START DATE          ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Crusader            second of two wells       early March 2003          mid May 2003
-------------------------------------------------------------------------------------------------
Ocean Drake                    12 months            late August 2002        late August 2003
-------------------------------------------------------------------------------------------------
Ocean Champion                     -               early August 2001                -
-------------------------------------------------------------------------------------------------
Ocean Columbia            one well plus option       mid April 2003           mid May 2003
-------------------------------------------------------------------------------------------------
Ocean Sovereign                     -                mid January 2003          late May 2003
-------------------------------------------------------------------------------------------------
                           12 month term program,
                           assumes last ten months
                           after Ocean Sovereign
                           completed first two
Ocean Heritage                 months               late December 2002      mid September 2003
-------------------------------------------------------------------------------------------------
Ocean Spartan                   one well             mid April 2003          early May 2003
-------------------------------------------------------------------------------------------------
Ocean Spur                one well plus option       mid April 2003           mid May 2003
-------------------------------------------------------------------------------------------------
Ocean King                  60-day extension        early April 2003         late June 2003
-------------------------------------------------------------------------------------------------
Ocean Nugget              second of six wells        mid March 2003          mid August 2003
-------------------------------------------------------------------------------------------------
Ocean Summit                      -                early April 2003          mid May 2003
-------------------------------------------------------------------------------------------------
Ocean Warwick                     -                 mid April 2003           mid May 2003
-------------------------------------------------------------------------------------------------
Ocean Titan                     one well           early October 2002        early May 2003
-------------------------------------------------------------------------------------------------
Ocean Tower                        -                mid August 2002          late April 2003
-------------------------------------------------------------------------------------------------
Ocean Liberator                    -               late November 2002               -
-------------------------------------------------------------------------------------------------
Ocean Century                      -                      1998                      -
-------------------------------------------------------------------------------------------------
Ocean Ambassador                   -               late February 2003               -
-------------------------------------------------------------------------------------------------
Ocean Nomad                second option well      late January 2003         late April 2003
-------------------------------------------------------------------------------------------------
Ocean New Era                      -               late October 2001                -
-------------------------------------------------------------------------------------------------
Ocean Bounty                       -                late March 2003           mid May 2003
-------------------------------------------------------------------------------------------------


                                       1

Ocean Guardian         one year plus one year
                               option              early April 2003         late March 2004
-------------------------------------------------------------------------------------------------

Ocean Princess                  One well             mid April 2003           mid May 2003
-------------------------------------------------------------------------------------------------
Ocean Whittington                  -              late September 2002               -
-------------------------------------------------------------------------------------------------
Ocean Vanguard                  Bareboat          early January 2003         mid May 2003
-------------------------------------------------------------------------------------------------
Ocean Patriot            two wells plus option    early April 2003         early June 2003
-------------------------------------------------------------------------------------------------
Ocean Epoch                        -              early February 2003               -
-------------------------------------------------------------------------------------------------
                       First of two option wells
Ocean General                 plus demobe         early February 2003        late April 2003
-------------------------------------------------------------------------------------------------
Ocean Prospector                   -                      1998                      -
-------------------------------------------------------------------------------------------------
Ocean Endeavor                     -                early March 2002                -
-------------------------------------------------------------------------------------------------
Ocean Concord                  one well           late November 2002        late April 2003
-------------------------------------------------------------------------------------------------
Ocean Lexington          one well plus option      early April 2003         early May 2003

-------------------------------------------------------------------------------------------------
Ocean Saratoga           one well plus option      early March 2003          late May 2003
-------------------------------------------------------------------------------------------------
Ocean Yorktown         15-well development plus    mid September 2001        late June 2003
                              options
-------------------------------------------------------------------------------------------------
Ocean Voyager                      -                early March 2002                -
-------------------------------------------------------------------------------------------------
Ocean Yatzy            five-year term plus option  early November 1998      early November 2003
-------------------------------------------------------------------------------------------------
Ocean Worker             one well plus option      late April 2003          early July 2003
-------------------------------------------------------------------------------------------------
Ocean Quest            Swap to complete Valiant
                             contract              early January 2003         mid June 2003
-------------------------------------------------------------------------------------------------
Ocean Winner              one year extension       early November 2002      early November 2003
-------------------------------------------------------------------------------------------------
Ocean Alliance            four-year contract       early September 2000    early September 2004
-------------------------------------------------------------------------------------------------
Ocean Star               nine month term work      early March 2003       mid September 2003
-------------------------------------------------------------------------------------------------
Ocean Victory            one well plus option     mid February 2003          mid May 2003
-------------------------------------------------------------------------------------------------
Ocean America                  one well            mid October 2002          late May 2003
-------------------------------------------------------------------------------------------------
Ocean Valiant                  one well            late April 2003           mid June 2003
-------------------------------------------------------------------------------------------------
Ocean Baroness           400 days plus option      late March 2003          early May 2004
-------------------------------------------------------------------------------------------------


                                       2

Ocean Rover                        -               early January 2002        early July 2003
-------------------------------------------------------------------------------------------------
Ocean Confidence             five-year term        early January 2001      early January 2006
-------------------------------------------------------------------------------------------------
Ocean Clipper              one-year extension      mid February 2003       early January 2004
-------------------------------------------------------------------------------------------------

NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


                             ** TABLE CONTINUED **


                     DAYRATE (IN
  RIG NAME            THOUSANDS)        FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------
Ocean Crusader          low 20's     available.
-----------------------------------------------------------------------------------------
Ocean Drake            high teens    available.
-----------------------------------------------------------------------------------------
Ocean Champion              -                                 -
-----------------------------------------------------------------------------------------
Ocean Columbia          low 20's     two wells with LA Shelf Partners in lower 20's
                                     ending mid August 2003.
-----------------------------------------------------------------------------------------
Ocean Sovereign              -        available.
-----------------------------------------------------------------------------------------
Ocean Heritage         upper 40's    availible
-----------------------------------------------------------------------------------------
Ocean Spartan           low 20's     available.
-----------------------------------------------------------------------------------------
Ocean Spur              low 20's     available.
-----------------------------------------------------------------------------------------
Ocean King              mid 20's     available.
-----------------------------------------------------------------------------------------
Ocean Nugget            mid 20's     available.
-----------------------------------------------------------------------------------------
Ocean Summit               -         Top Drive Installation
-----------------------------------------------------------------------------------------
Ocean Warwick                -       Contact with BP in mid 20's following survey, ending
                                     late June 2003.
-----------------------------------------------------------------------------------------
Ocean Titan             low 20's     cantilever upgrade ending late October 2003.
-----------------------------------------------------------------------------------------
Ocean Tower                 -        available through mid May; followed by two wells with
                                     Ridgelake Energy in upper 20's ending early July
                                     2003.
-----------------------------------------------------------------------------------------
Ocean Liberator             -            -
-----------------------------------------------------------------------------------------
Ocean Century               -            -
-----------------------------------------------------------------------------------------
Ocean Ambassador            -        available.
-----------------------------------------------------------------------------------------
Ocean Nomad             low 40's     special survey ending mid June 2003.
-----------------------------------------------------------------------------------------
Ocean New Era               -             -
-----------------------------------------------------------------------------------------
Ocean Bounty                -        Three well program with Inpex in Australia in lower
                                     70's ending early December 2003.
-----------------------------------------------------------------------------------------

                                        1

Ocean Guardian
                       mid 40's     rate changes to lower 50's beginning early May 2003.
-----------------------------------------------------------------------------------------
                                     two wells plus options with Tailsman in low 40's
Ocean Princess          low 40's     ending early August 2003.
-----------------------------------------------------------------------------------------
Ocean Whittington           -        available.
-----------------------------------------------------------------------------------------
Ocean Vanguard          low 10's     available.
-----------------------------------------------------------------------------------------
Ocean Patriot          upper 50's    available.
-----------------------------------------------------------------------------------------
Ocean Epoch                 -        available.
-----------------------------------------------------------------------------------------

Ocean General          upper 50's    available.
-----------------------------------------------------------------------------------------
Ocean Prospector            -            -
-----------------------------------------------------------------------------------------
Ocean Endeavor              -            -
-----------------------------------------------------------------------------------------
Ocean Concord          low 40's     available
-----------------------------------------------------------------------------------------
Ocean Lexington        low 40's     two wells plus options with Walter Oil in upper 30's
                                     ending early July.
-----------------------------------------------------------------------------------------
Ocean Saratoga         low 40's     available.
-----------------------------------------------------------------------------------------
Ocean Yorktown         low 60's    available.

-----------------------------------------------------------------------------------------
Ocean Voyager               -            -
-----------------------------------------------------------------------------------------
Ocean Yatzy              120's      available.
-----------------------------------------------------------------------------------------
Ocean Worker           mid 40's      available

-----------------------------------------------------------------------------------------
Ocean Quest            low 80's     available.
-----------------------------------------------------------------------------------------
Ocean Winner           low 60's     available.
-----------------------------------------------------------------------------------------
Ocean Alliance           110's      available.
-----------------------------------------------------------------------------------------
Ocean Star             mid 80's     available.
-----------------------------------------------------------------------------------------
Ocean Victory          mid 70's     available.
-----------------------------------------------------------------------------------------
Ocean America         upper 60's    available
-----------------------------------------------------------------------------------------
Ocean Valiant         upper 50's    available.
-----------------------------------------------------------------------------------------
Ocean Baroness           110's      available.
-----------------------------------------------------------------------------------------



                                       2

Ocean Rover                 -        LOI for 3 well program with Murphy in Malaysia in
                                     110's ending early December.
-----------------------------------------------------------------------------------------
Ocean Confidence          170's      available.
-----------------------------------------------------------------------------------------
Ocean Clipper             100's      available.
-----------------------------------------------------------------------------------------

NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


                              ** TABLE COMPLETE **

                                       3